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                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-70754


[LOGO]


PROSPECTUS MAY 1, 2002


AXA PREMIER VIP TRUST

                                   AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

                                   AXA PREMIER VIP HEALTH CARE PORTFOLIO

                                   AXA PREMIER VIP CORE BOND PORTFOLIO


                                   The Securities and Exchange Commission has not approved any portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.
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INTRODUCTION
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AXA Premier VIP Trust ("Trust") is a family of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class B shares of three (3) of the Trust's portfolios. Each portfolio is a diversified portfolio, except AXA Premier VIP Health Care Portfolio, which is a non-diversified portfolio sometimes referred to as a "sector portfolio." Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote.


The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.


The investment manager to each portfolio is Equitable. The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding Equitable and the sub-advisers is included under "Management Team" in this prospectus. Equitable may allocate a portfolio's assets to additional sub-advisers subject to approval of the Trust's board of trustees. In addition, Equitable may, subject to the approval of the Trust's board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended ("1940 Act")) ("Affiliated Adviser"), such as AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio's shareholders.
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INTRODUCTION
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The co-distributors for each portfolio are AXA Advisors, LLC and AXA
Distributors, LLC.


The portfolios commenced operations on December 31, 2001 and, therefore, have a short operating history. As a result, no performance information for the portfolios is included in this prospectus. Performance of the portfolios will vary over time.


An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.
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TABLE OF
CONTENTS
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                  GOALS, STRATEGIES & RISKS
                  AXA Premier VIP Small/Mid Cap Value Portfolio..............  1
                  AXA Premier VIP Health Care Portfolio......................  2
                  AXA Premier VIP Core Bond Portfolio........................  4

                  MORE ABOUT INVESTMENT STRATEGIES & RISKS

                  More About Investment Strategies & Risks...................  6

                  MANAGEMENT TEAM

                  The Manager and the Sub-advisers...........................  8

                  PORTFOLIO SERVICES

                  Buying and Selling Shares.................................. 12
                  Restrictions on Buying and Selling Shares.................. 12
                  How Portfolio Shares are Priced............................ 13
                  Dividends and Other Distributions.......................... 14
                  Tax Consequences........................................... 14
                  Additional Information..................................... 14
                  Glossary of Terms.......................................... 15


                  APPENDIX: More Information About Sub-Advisers...... Appendix-1
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AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

                          MANAGER:      Equitable

                          SUB-ADVISERS: AXA Rosenberg Investment Management LLC
                                        The Boston Company Asset Management, LLC
                                        TCW Investment Management Company

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KEY TERMS

o VALUE INVESTING -- An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

o SMALL/MID CAP COMPANIES -- Companies with market capitalization between $100 million and $7 billion.
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  INVESTMENT GOAL

Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are companies with market capitalization between $100 million and $7 billion at the time of investment.

The portfolio intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to three or more sub-advisers. Equitable monitors the sub-advisers and may replace or add sub-advisers, subject to the approval of the Trust's board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on "strong companies" in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective. The portfolio is not a market-timing vehicle.


PRINCIPAL INVESTMENT RISKS

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

 o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

 o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles -- in this case "value" styles -- to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio's share price.

 o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company's securities.

 o Small- and Mid-Capitalization Risk -- Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

 o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."


                                                                               1
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AXA PREMIER VIP HEALTH CARE PORTFOLIO

                                    MANAGER:  Equitable

                                SUB-ADVISERS: A I M Capital Management, Inc.
                                              Dresdner RCM Global Investors LLC
                                              Wellington Management Company, LLP

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KEY TERM

o SECTOR PORTFOLIO -- A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

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INVESTMENT GOAL

Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio's allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The portfolio intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to three or more sub-advisers. Equitable monitors the sub-advisers and may replace or add sub-advisers, subject to the approval of the Trust's board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management's abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective. The portfolio is not a market-timing vehicle.


PRINCIPAL INVESTMENT RISKS

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

 o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

 o Health Care Sector Risk -- The value of the portfolio's shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

 o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company's securities.

 o Non-Diversification Risk -- As a non-diversified mutual fund, more of the portfolio's assets may be focused in the common stock of a small number of issuers, which may make the value of the portfolio's shares more susceptible to certain risks than shares of a diversified mutual fund.

 o Sector Concentration Risk -- Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

 o Foreign Investing Risk -- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.


2
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 o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

 o Small- and Mid-Capitalization Risk -- Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."


                                                                               3
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AXA PREMIER VIP CORE BOND PORTFOLIO

                         MANAGER:      Equitable

                         SUB-ADVISERS: BlackRock Advisors, Inc.
                                       Pacific Investment Management Company LLC

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KEY TERM

o TOTAL RETURN -- A way of measuring portfolio performance. Total return is based on a calculation that takes into account dividends, capital gain distributions and the increase or decrease in share price.

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INVESTMENT GOAL

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a "bond." The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities. Debt securities represent an issuer's obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may also invest in high yield securities ("junk bonds") rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Service or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to two or more sub-advisers. Equitable monitors the sub-advisers and may replace or add sub-advisers, subject to the approval of the Trust's board of trustees.

The portfolio's sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio's overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio's sub-advisers may, when consistent with the portfolio's investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective.


PRINCIPAL INVESTMENT RISKS

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

 o Credit/Default Risk -- The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. High yield securities may


4
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   involve a substantial risk of default. For more information see "Credit
   Quality Risk" in "More About Investment Strategies and Risks."

 o Currency Risk -- The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


 o Interest Rate Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

 o Foreign Investing Risk -- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

 o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company's securities.

 o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. A portfolio's investment in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 o Mortgage-Backed and Asset-Backed Securities Risks -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

 o Derivatives Risk -- The portfolio's investments in derivatives may rise or fall more rapidly than other investments.

 o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."


                                                                               5
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MORE ABOUT INVESTMENT STRATEGIES & RISKS


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ADDITIONAL RISKS

The portfolios have principal investment strategies that come with inherent risks. Each portfolio's principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated each risk applies to all the portfolios.
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CURRENCY RISK. The risk that fluctuations in the exchange rates between the
U.S. dollar and foreign currencies may negatively affect an investment.

DERIVATIVES RISK. A portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

FOREIGN INVESTING AND EMERGING MARKETS RISKS. The value of a portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

INFORMATION RISK. The risk that key information about a security is inaccurate or unavailable.

INTEREST RATE RISK. When interest rates decline, the value of a portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

LEVERAGE RISK. The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

CREDIT QUALITY RISK. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the price of the bond. Only the Health Care Portfolio, Technology Portfolio and Core Bond Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

MARKET RISK. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

MULTIPLE-SUB-ADVISER RISK. Each of the portfolios employ multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio's assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.


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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont'd)

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

POLITICAL RISK. The risk of losses directly attributable to government or political actions.

PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher portfolio expenses.

UNSEASONED COMPANIES RISK. The Health Care Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

VALUATION RISK. The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

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ADDITIONAL INVESTMENT STRATEGIES

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios' Statement of Additional Information ("SAI").
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DERIVATIVES. The portfolios can use "derivative" instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of "derivatives."

FOREIGN INVESTING. The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

PORTFOLIO TURNOVER. The portfolios do not restrict the frequency of trading. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). It is anticipated that the portfolios may have high portfolio turnover.


                                                                               7
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MANAGEMENT TEAM
THE MANAGER AND THE SUB-ADVISERS

THE MANAGER

Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. Equitable plays an active role in monitoring each portfolio and sub-adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. Equitable also monitors each sub-adviser's portfolio management team to ensure that investment activities remain consistent with the portfolios' investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the sub-adviser's overall business. Equitable monitors continuity in the sub-adviser's operations and changes in investment personnel and senior management. Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, Equitable has access to detailed information concerning portfolio and sub-adviser performance and portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio's assets subject to the approval of the Trust's board of trustees. Equitable also has discretion to allocate each portfolio's assets among the portfolio's sub-advisers. Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and Equitable does not expect to recommend frequent changes of sub-advisers. Equitable has received an exemptive order from the SEC to permit it and the Trust's board of trustees to select and replace sub-advisers and to amend the sub-advisory agreements between Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the Trust's board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an affiliated adviser unless the sub-advisory agreement with the affiliated adviser, including compensation, is also approved by the affected portfolio's shareholders. AXA Rosenberg Investment Management LLC, a current sub-adviser, is an affiliate of Equitable.


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MANAGEMENT TEAM
THE MANAGER AND THE SUB-ADVISERS (CONT'D)

THE SUB-ADVISERS

Each portfolio's investments are selected by two or more sub-advisers, which act independently of one another. The following table describes each portfolio's sub-advisers, portfolio manager(s) and each portfolio manager's business experience. Additional information about each sub-adviser is contained in the Appendix.

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                                 SUB-ADVISERS AND PORTFOLIO
 PORTFOLIO                       MANAGER(S)                    BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap   AXA ROSENBERG INVESTMENT     Investment decisions arise from AXA Rosenberg Investment
 Value Portfolio                 MANAGEMENT LLC               Management LLC's ("AXA Rosenberg") automatic expert system
                                 4 Orinda Way Building E      processing which combines proprietary software programs and
                                 Orinda, CA 94563             comprehensive databases to replicate the decisions financial experts might make in a perfect world. Therefore, AXA Rosenberg
                                 Portfolio Engineers          does not have Portfolio Managers as traditionally defined, but
                                 P. Douglas Burton            rather, the firm has Portfolio Engineers who research and monitor
                                 Syed A. Zamil                the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives.

                                                              Mr. Burton has been a Portfolio Engineer of AXA Rosenberg since
                                                              1998. Prior to joining the firm, Mr. Burton was a Portfolio
                                                              Manager and an Analyst at Deseret Mutual Benefit
                                                              Administrators from 1988 to 1998.

                                                              Mr. Zamil has been a Portfolio Engineer of AXA Rosenberg since
                                                              2000. Prior to joining the firm, Mr. Zamil was a Managing
                                                              Director at Capital Management from 1997 to 2000. From 1993 to 1997, Mr. Zamil was a consultant and regional manager at
                                                              BARRA.

                                 THE BOSTON COMPANY ASSET     Mr. Higgins has been a Senior Vice President since 1996 and
                                 MANAGEMENT, LLC              Vice Chairman and Director of The Boston Company Asset
                                 One Boston Place             Management, LLC ("BCAM") since 2001. Mr. Higgins has served
                                 Boston, MA 02108             as a Portfolio Manager of BCAM since 1995. He joined BCAM as a research analyst in 1988.
                                 Portfolio Manager
                                 Peter I. Higgins

                                 TCW INVESTMENT MANAGEMENT    Mr. Galluccio has been a Managing Director of TCW Investment
                                 COMPANY                      Management Company ("TCW") since 1997. He joined TCW in
                                 865 South Figueroa Street    1982 as an Equity Analyst. Prior to joining TCW, Mr. Galluccio
                                 Los Angeles, CA 90017        was a Securities Analyst with Lehman Brothers Kuhn Loeb, Inc.
                                                              from 1981 to 1982.
                                 Portfolio Managers
                                 Nicholas F. Galluccio        Ms. Schottenfeld has been a Managing Director of TCW since
                                 Susan I. Schottenfeld        1998. She joined TCW in 1985 as a Special Situations Analyst.
                                                              Prior to joining TCW, Ms. Schottenfeld was a Research Liaison to equity sales with Wertheim Schroder and Co. from 1983 to 1985.
-----------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT TEAM
THE MANAGER AND THE SUB-ADVISERS (CONT'D)


-----------------------------------------------------------------------------------------------------------------------------------
                               SUB-ADVISERS AND PORTFOLIO
 PORTFOLIO                     MANAGER(S)                        BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care   A I M CAPITAL MANAGEMENT, INC.   Mr. Izuel has been a Portfolio Manager with A I M Capital
 Portfolio                     11 Greenway Plaza                Management, Inc. ("AIM") since 1999. Mr. Izuel joined
                               Suite 100                        Chancellor LGT Asset Management, Inc. ("LGT") in 1997 as an
                               Houston, TX 77046                equity analyst before it was acquired by AIM in 1998. Mr. Izuel was a full time student at the University of Michigan from 1995
                               Portfolio Managers               to 1997.
                               Derek S. Izuel
                               Roger J. Mortimer                Mr. Mortimer has been a Portfolio Manager with AIM since 1998
                               Ron S. Sloan                     when AIM acquired LGT. Mr. Mortimer had been a Portfolio
                               Mike Yellen                      Manager at LGT since 1997. Prior to joining LGT, Mr. Mortimer was an assistant Portfolio Manager at Global Strategy Financial from 1994 to 1997.

                                                                Mr. Sloan has been a Portfolio Manager with AIM since 2000. He has been associated with AIM since 1998. Prior to joining AIM,
                                                                Mr. Sloan was President of Verissimo Research and Management
                                                                from 1993 to 1998.

                                                                Mr. Yellen has been a Senior Portfolio Manager with AIM since
                                                                1998 when AIM acquired LGT. Mr. Yellen joined LGT in 1994 as a research analyst and was promoted to Portfolio Manager in 1996.

                               DRESDNER RCM GLOBAL INVESTORS    Dr. Dauchot has been a Manager of Dresdner RCM Global
                               LLC                              Investors LLC ("Dresdner") since 1999. He joined Dresdner in
                               Four Embarcadero Center          1999 as an Analyst. Prior to joining Dresdner, Dr. Dauchot was a
                               San Francisco, CA 94111          Junior Analyst at Banc Boston Robertson from 1996 to 1998.
                               Portfolio Manager
                               Michael Dauchot

                               WELLINGTON MANAGEMENT            Ms. Gallo has been a Vice President of Wellington Management
                               COMPANY, LLP                     Company, LLP ("Wellington") since 1998. Ms. Gallo joined
                               75 State Street                  Wellington as a Global Industry Analyst in 1998. Prior to joining
                               Boston, MA 02109                 Wellington, she was a Health Care Analyst with BT Alex Brown from 1995 to 1998.
                               Portfolio Managers
                               Ann C. Gallo                     Ms. Hynes has been a Senior Vice President of Wellington since
                               Jean M. Hynes                    2001. Ms Hynes joined Wellington as a research assistant in
                               Kirk J. Mayer                    1991.
                               Joseph H. Schwartz
                                                                Mr. Mayer has been a Vice President of Wellington since 2001.
                                                                Mr. Mayer joined Wellington as a Global Industry Analyst in 1998.
                                                                Prior to joining Wellington, he attended the University of
                                                                Pennsylvania's Wharton School of Finance where he obtained his
                                                                MBA from 1996 to 1998, and he was an Operations Manager
                                                                with Lockheed Martin Corporation from 1994 to 1996.

                                                                Mr. Schwartz has been a Senior Vice President of Wellington since
                                                                1995. Mr. Schwartz joined Wellington as a Global Industry
                                                                Analyst in 1983.
-----------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT TEAM

-----------------------------------------------------------------------------------------------------------------------------------
                             SUB-ADVISERS AND PORTFOLIO
 PORTFOLIO                   MANAGER(S)                       BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond   BLACKROCK ADVISORS, INC.        Mr. Amero has been a Managing Director and Portfolio Manager
 Portfolio                   100 Bellevue Parkway            of BlackRock Advisors, Inc. ("BAI") since 1990. Prior to joining
                             Wilmington, DE 19809            BAI, he was a Vice President in Fixed Income Research at The
                                                             First Boston Corporation from 1985 to 1990.
                             Portfolio Managers
                             Scott M. Amero                  Mr. Anderson has been a Managing Director and Chief
                             Keith T. Anderson               Investment Officer, Fixed Income of BAI since founding the firm in
                             Rajiv Sobti                     1988. Prior to founding BAI, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation from
                                                             1987 to 1988.

                                                             Dr. Sobti has been a Managing Director and Portfolio Manager of
                                                             BAI since 1998. Prior to joining BAI, he was a Managing Director and head of Quantitative Research at Donaldson Lufkin &
                                                             Jenrette from 1986 to 1998.

                             PACIFIC INVESTMENT MANAGEMENT   The Portfolio Management Team develops and implements
                             COMPANY LLC                     investment strategy for the portfolio.
                             840 Newport Center Drive
                             Suite 300                       William H. Gross heads the Portfolio Management Team. Mr. Gross
                             Newport Beach, CA 92660         is a Managing Director and the Chief Investment Officer of
                                                             Pacific Investment Management Company LLC ("PIMCO") and
                             Portfolio Management Team       has been associated with the firm for over 30 years. Mr. Gross was a founder of PIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES

Each portfolio pays a fee to Equitable for management services. The Small/Mid Cap Value Portfolio pays a management fee at an annual rate of 1.10% of the average net assets of the portfolio. The Health Care Portfolio pays a management fee at an annual rate of 1.20% of the average net assets of the portfolio. The Core Bond Portfolio pays a management fee at an annual rate of 0.60% of the average net assets of the portfolio.

The sub-advisers are paid by Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each portfolio pays Equitable a fee at an annual rate of 0.15% of the portfolio's total average net assets plus $35,000 per portfolio and an additional $35,000 per portion of the portfolio allocated to a separate sub-adviser.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2003 the expenses of each portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940), are limited to 1.35% for the Small/Mid Cap Value Portfolio, 1.60% for the Health Care Portfolio, and 0.70% for the Core Bond Portfolio.

Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio's expense ratio and such reimbursements do not exceed the portfolio's expense cap. If the actual expense ratio is less than the expense cap and Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

BUYING AND SELLING SHARES

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for professional market-timers, see the section entitled "Purchase Restrictions on Market-Timers."

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.


RESTRICTIONS ON BUYING AND SELLING SHARES


PURCHASE RESTRICTIONS

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.


PURCHASE RESTRICTIONS ON MARKET-TIMERS AND ACTIVE TRADERS

Each portfolio and the Co-distributors reserve the right to refuse or limit any purchase order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio's other shareholders or would disrupt the management of the portfolio.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individual engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's portfolios. If we determine that your transfer patterns among the Trust's portfolios are disruptive to the Trust's portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


SELLING RESTRICTIONS

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

-----------------------------------------------------------------------------------------------------------------------------------
 RESTRICTION                                                  SITUATION
-----------------------------------------------------------------------------------------------------------------------------------
 The portfolio may suspend the right of redemption or         o  When the New York Stock Exchange is closed (other than a
 postpone payment for more than 7 days:                          weekend/holiday).
                                                              o  During an emergency.
                                                              o  Any other period permitted by the SEC.
 A portfolio may pay the redemption price in whole            o  When it is detrimental for a portfolio to make cash payments as
 or part by a distribution in kind of readily                    determined in the sole discretion of Equitable.
 marketable securities in lieu of cash or may take
 up to 7 days to pay a redemption request in order
 to 12 raise capital:
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO SERVICES

HOW PORTFOLIO SHARES ARE PRICED

"Net asset value" is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:


                             TOTAL               CASH AND
NET ASSET VALUE = MARKET VALUE OF SECURITIES +  OTHER ASSETS - LIABILITIES
                  --------------------------------------------------------
                                NUMBER OF OUTSTANDING SHARES


The net asset value of portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

o A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, portfolio securities are valued as follows:

o Equity securities -- most recent sales price or if there is no sale, latest available bid price.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations.

o   Short-term obligations -- amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- most recent sales or bid price on the foreign exchange or market, unless an occurrence after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the board of trustees at the close of regular trading on the Exchange.

o Options -- last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o Futures -- last sales price or, if there is no sale, latest available bid price.

o Other Securities -- other securities and assets for which quotations are not readily available or for which whole valuation cannot be provided are valued at their fair value under the direction of the Trust's board of trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust's calculation of net asset values for each applicable portfolio when Equitable deems that the particular event or circumstance would materially affect such portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's board of trustees believes accurately reflects fair value. This policy is intended to assure that each portfolio's net asset value fairly reflects security values as of the time of pricing.

PORTFOLIO SERVICES

DIVIDENDS AND OTHER DISTRIBUTIONS

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays dividends of net investment income monthly, and its gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.


TAX CONSEQUENCES

Each portfolio is treated as a separate entity, and intends to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the portfolio in question. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce the investment performance of the portfolio.

It is important for each portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.


ADDITIONAL INFORMATION


COMPENSATION TO SECURITIES DEALERS

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios' Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% of each portfolio's average daily net assets. Because these distribution fees are paid out of the portfolio's assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

CAPITAL GAIN DISTRIBUTIONS -- Payments to a portfolio's shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

CORE INVESTING -- An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

DIVERSIFICATION -- The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INTEREST RATE -- Rate of interest charged for the use of money, usually expressed as an annual rate.

MARKET CAPITALIZATION -- Market price of a company's shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

NET ASSET VALUE (NAV) -- The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a portfolio's total net assets by the number of shares outstanding.

PRICE-TO-BOOK VALUE RATIO -- Current market price of a stock divided by its book value, or net asset value.

PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities.

VALUE INVESTING -- An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

APPENDIX

MORE INFORMATION ABOUT SUB-ADVISERS

This Appendix provides additional information about, including past performance information of, the sub-advisers Equitable has initially selected to advise each portfolio.


              -----------------------------------------------------

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), The Boston Company Asset Management, LLC ("BCAM") and TCW Investment Management Company ("TCW") serve as sub-advisers to AXA Premier VIP Small/Mid Cap Value Portfolio.

AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC ("AXA Rosenberg Group"). AXA Investment Managers S. A., a French societe anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2001, AXA Rosenberg Group had approximately $10.3 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

BCAM is an indirect wholly owned subsidiary of Mellon Financial Corporation, a publicly traded global financial services company. As of December 31, 2001, BCAM had approximately $24.1 billion in assets under management. The principal office of BCAM is located at One Boston Place, Boston, Massachusetts 02108.

TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly owned subsidiary of Societe Generale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2001, TCW had approximately $87.6 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

AXA PREMIER VIP HEALTH CARE PORTFOLIO. A I M Capital Management, Inc. ("AIM"), Dresdner RCM Global Investors LLC ("Dresdner") and Wellington Management Company, LLP ("Wellington") serve as sub-advisers to AXA Premier VIP Health Care Portfolio.

AIM is a wholly owned subsidiary of AIM Advisors, Inc. AIM Advisors, Inc. is a wholly owned subsidiary of AIM Management Group Inc. ("AIM Management"). AIM Management merged with INVESCO in 1997 to form AMVESCAP PLC, one of the world's largest investment services companies. As of December 31, 2001, AIM Management had approximately $158 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2001, Dresdner had approximately $40.4 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189.

Wellington is an employee owned limited liability partnership whose sole business is investment management. Wellington is owned by 68 partners, all active employees of the firm; the managing partners of Wellington are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2001, Wellington had approximately $311.4 billion in assets under management. The principal office of Wellington is located at 75 State Street, Boston, Massachusetts 02109.

AXA PREMIER VIP CORE BOND PORTFOLIO. BlackRock Advisors, Inc. ("BAI") and Pacific Investment Management Company LLC ("PIMCO") serve as sub-advisers to AXA Premier VIP Core Bond Portfolio.

BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2001, BAI had approximately $239 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). Allianz AG, a European-based, multi-national insurance and financial services holding company, is the indirect majority owner of PIMCO Advisors. Pacific Life Insurance Company holds an indirect minority interest in PIMCO Advisors. As of December 31, 2001, PIMCO had approximately $241.3 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


              -----------------------------------------------------

SUB-ADVISERS' PAST PERFORMANCE

For each sub-adviser, this Appendix presents performance information for all accounts, unless otherwise noted, it manages with substantially similar investment objectives, policies and strategies as the portion of the Trust portfolio that the sub-adviser will manage. Where a


                                   Appendix-1

APPENDIX

sub-adviser has been managing a registered investment company (mutual fund) with substantially similar investment objectives, policies and strategies ("Comparable Fund") to those of the portion of the Trust portfolio that the sub-adviser will manage, the Comparable Fund's average total return is presented below in accordance with SEC mutual fund performance rules. Where a sub-adviser manages only advisory accounts or manages advisory accounts and sub-advises mutual funds in a manner that is substantially similar to the way in which it will manage a portion of the Trust portfolio's assets, this Appendix presents the composite performance of all those accounts, excluding any Comparable Fund performance ("Account Composite Performance"). Comparable Funds and Account Composites with less than a twelve month since inception track record are not included.

Equitable requires the sub-advisers to present to Equitable the performance of all substantially similar managed accounts and mutual funds to help ensure that the sub-adviser is showing the performance of all its managed accounts and mutual funds, not just its best performing accounts. Equitable requests that the sub-adviser or other representatives related to the sub-adviser make certain representations concerning the appropriate presentation and calculation of Account Composite Performance.

Except as otherwise indicated, the Account Composite Performance is supplied by each sub-adviser to Equitable as a gross of fee basis and adjusted by Equitable only to deduct the anticipated Class B fees and expenses (assuming no expense caps or fee waivers) of the Trust portfolio the sub-adviser is expected to advise. Actual fees will vary depending on, among other things, the applicable fee schedule and portfolio size. Also included are performance figures for the benchmark indices of the Trust portfolios. When a sub-adviser's management of a portion of a Trust portfolio more closely resembles an index other than the portfolio's benchmark index and is tied to that other index or its benchmark, the performance of such index is also shown.

The performance information shown below does not reflect any insurance or separate account fees and expenses, which are imposed under the Contracts. If it did, the results shown would be lower.

THE PAST PERFORMANCE OF THE SUB-ADVISERS IN MANAGING COMPARABLE FUNDS AND ADVISORY ACCOUNTS IS NO GUARANTEE OF FUTURE RESULTS IN MANAGING A TRUST PORTFOLIO. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS
APPENDIX:

o PERFORMANCE FIGURES ARE NOT THE PERFORMANCE OF THE TRUST PORTFOLIOS. The performance shown below for the sub-advisers is not the performance of any Trust portfolio and is not an indication of how the portfolio would have performed in the past or will perform in the future. The portfolios' performance in the future will be different from the sub-advisers' performance in advising the Comparable Funds and substantially similar advisory accounts and mutual funds due to factors such as differences in the cash flows into and out of the portfolios and advisory accounts, different fees, expenses, performance calculation methods, portfolio size and composition. In particular, Account Composite Performance is not necessarily an indication of how any Trust portfolio will perform, as those accounts may not be subject to investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the portfolio's performance.

o THE TRUST PORTFOLIOS HAVE MORE THAN ONE SUB-ADVISER. Each sub-adviser manages only a portion of a portfolio's assets. As a result, the future performance of each sub-adviser will affect the performance of a Trust portfolio only with respect to the percentage of the portfolio's assets that it advises. Furthermore, the proportion of portfolio assets Equitable initially allocates to each sub-adviser may change over time since (a) Equitable can change the percentage of a portfolio's assets allocated to a sub-adviser at any time, and (b) the assets under management by any sub-adviser will increase or decrease depending upon the performance and market value of those sub-advised assets. Initially, Equitable expects to allocate a portfolio's assets approximately equally to each of its sub-advisers. You should consider Equitable's discretion to change the asset allocation among sub-advisers and the portfolios' ability to change sub-advisers and alter the number of sub-advisers when reviewing the Comparable Fund and the Account Composite Performance.

o EQUITABLE CAN REPLACE A SUB-ADVISER, SUBJECT TO APPROVAL BY THE TRUST'S BOARD OF TRUSTEES, WITHOUT SHAREHOLDER APPROVAL. The structure of the Trust portfolios permits Equitable, as the portfolios' investment manager, to retain and replace sub-advisers (subject to approval by the board of trustees) without a shareholder vote. This arrangement gives Equitable more flexibility in responding to changing performance and other factors that Equitable determines may affect a sub-adviser's ability to advise the portfolio. It can also result in more frequent changes in sub-advisers than is experienced by portfolios whose shareholders must approve a sub-adviser change. More frequent changes in sub-advisers may increase portfolio turnover and portfolio expenses.

o SUB-ADVISER AND BENCHMARK PERFORMANCE ARE AVERAGES FOR THE PERIODS SHOWN. The information below shows average annual total rate of returns for the periods indicated but does not reflect the volatility that may occur within a given period. As discussed in the prospectus, many of the portfolios are in market sectors that experienced significant performance fluctuations within the periods presented.


                                   Appendix-2

APPENDIX


----------------------------------------------------------------------------------------------------------------------------------
                                                                                        10
                                                   1 YEAR     3 YEARS    5 YEARS       YEARS       SINCE       SINCE
AXA PREMIER VIP SMALL/MID CAP VALUE                 ENDED      ENDED      ENDED        ENDED    INCEPTION    INCEPTION   INCEPTION
PORTFOLIO                                          12/31/01   12/31/01   12/31/01    12/31/01     (FUND)    (COMPOSITE)    DATE
----------------------------------------------------------------------------------------------------------------------------------
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
----------------------------------------------------------------------------------------------------------------------------------
Composite -- Mid/Small Cap Value Composite           7.94%       N/A        N/A         N/A         N/A        14.30%     05/01/00
----------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index (Portfolio Benchmark)       9.74%       N/A        N/A         N/A         N/A        15.24%       N/A
----------------------------------------------------------------------------------------------------------------------------------
THE BOSTON COMPANY ASSET MANAGEMENT, LLC
----------------------------------------------------------------------------------------------------------------------------------
Composite -- Premier Value Equity Composite(1)      19.48%     24.62%     19.06%      21.92%        N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index                           2.34%      6.81%     11.46%      14.41%        N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index (Portfolio Benchmark)       9.74%     10.39%     11.92%      15.14%        N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
TCW INVESTMENT MANAGEMENT COMPANY
----------------------------------------------------------------------------------------------------------------------------------
Fund -- TCW Galileo Value Opportunities Fund
(Class I shares)(2)                                 33.66%     32.21%     22.10%        N/A       23.25%         N/A      11/01/96
----------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index                           2.34%      6.81%     11.46%        N/A       12.29%         N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index (Portfolio Benchmark)       9.74%     10.39%     11.92%        N/A       13.24%         N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          10
                                                         1 YEAR    3 YEARS   5 YEARS     YEARS     SINCE       SINCE
                                                          ENDED      ENDED    ENDED      ENDED   INCEPTION   INCEPTION   INCEPTION
AXA PREMIER VIP HEALTH CARE PORTFOLIO                   12/31/01   12/31/01  12/31/01   12/31/01   (FUND)   (COMPOSITE)     DATE
-----------------------------------------------------------------------------------------------------------------------------------
A I M CAPITAL MANAGEMENT, INC.
-----------------------------------------------------------------------------------------------------------------------------------
Fund -- AIM Global Healthcare Fund (Class B shares)       4.16%     18.29%     15.94%      N/A     18.10%        N/A      04/01/93
-----------------------------------------------------------------------------------------------------------------------------------
JP Morgan H&Q HealthCare Index (Portfolio Benchmark)    ( 6.05%)    14.60%     17.08%      N/A     17.65%        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
DRESDNER RCM GLOBAL INVESTORS LLC
-----------------------------------------------------------------------------------------------------------------------------------
Fund -- Dresdner RCM Global Health Care Fund
(Class N shares)(3)                                     (13.80%)    24.37%     25.72%      N/A     25.72%        N/A      12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
JP Morgan H&Q HealthCare Index (Portfolio Benchmark)    ( 6.05%)    14.60%     17.08%      N/A     17.08%        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
WELLINGTON MANAGEMENT COMPANY, LLP
-----------------------------------------------------------------------------------------------------------------------------------
Composite -- Diversified Health Care Total Composite      0.96%       N/A        N/A       N/A       N/A       27.43%     05/31/00
-----------------------------------------------------------------------------------------------------------------------------------
JP Morgan H&Q HealthCare Index (Portfolio Benchmark)    ( 6.05%)      N/A        N/A       N/A       N/A       12.69%        N/A
-----------------------------------------------------------------------------------------------------------------------------------

----------
(1) The Premier Value Equity Composite includes only accounts with $5 million or more in assets.
(2) TCW Galileo Value Opportunities Fund is a non-diversified fund.
(3) Dresdner RCM Global Health Care Fund is a non-diversified fund.


                                   Appendix-3

APPENDIX


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             10
                                                             1 YEAR   3 YEARS   5 YEARS     YEARS    SINCE     SINCE
                                                              ENDED     ENDED    ENDED      ENDED  INCEPTION  INCEPTION  INCEPTION
AXA PREMIER VIP CORE BOND PORTFOLIO                         12/31/01  12/31/01  12/31/01  12/31/01  (FUND)   (COMPOSITE)    DATE
----------------------------------------------------------------------------------------------------------------------------------
BLACKROCK ADVISORS, INC.
----------------------------------------------------------------------------------------------------------------------------------
Fund -- BlackRock Core Bond Total Return Fund (Class B
shares)                                                       7.12%     5.22%     6.03%     N/A       6.35%      N/A      12/09/92
----------------------------------------------------------------------------------------------------------------------------------
Composite -- BlackRock Core Bond Composite                    7.76%     5.63%     6.73%    6.60%       N/A       N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (Portfolio Benchmark)    8.44%     6.28%     7.43%    7.23%      7.21%      N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
----------------------------------------------------------------------------------------------------------------------------------
Fund -- PIMCO Total Return Fund (Class B shares)              8.17%     5.67%     6.85%    6.98%(4)    N/A       N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
Fund -- PIMCO Total Return III (Adminstrative Class shares)   9.60%     5.95%     7.55%    7.72%       N/A       N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
Composite -- Total Return Full Authority Supplementary
Composite                                                     8.42%     5.88%     7.18%    7.43%       N/A       N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (Portfolio Benchmark)    8.44%     6.28%     7.43%    7.23%       N/A       N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------

----------
(4) Performance return provided for Class C shares (the Class with the highest expense ratio for this period).


THE BENCHMARKS

The performance of Comparable Funds and/or Account Composites (collectively "Accounts") of each of the sub-advisers as shown on the preceding pages compares each Account's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

RUSSELL 3000 INDEX

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000 INDEX

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.


RUSSELL 1000 VALUE INDEX

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

RUSSELL MIDCAP VALUE INDEX

Contains those Russell MidCap securities (the smallest 800 securities in the Russell 1000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe. These stocks are also members of the Russell 1000 Value Index.

RUSSELL 2000 INDEX

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500 VALUE INDEX

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.


                                   Appendix-4

APPENDIX

JPMORGAN H&Q HEALTHCARE INDEX

Contains a market capitalization weighted sampling of approximately 125 securities deemed to be healthcare-related by the JPMorgan H&Q research department. Stocks representing Biotech, Life Sciences, Pharmaceutical, Medical Products, and HealthCare Service providers are all included. Stocks with market capitalization greater than $15 billion are scaled back by the research department to represent less of the index than would otherwise be reflected by their market capitalization.

LEHMAN BROTHERS AGGREGATE BOND INDEX

The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody's, have a fixed coupon rate, and be dollar denominated.



                                   Appendix-5

If you would like more information about the portfolios, the following document is available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- Provides more detailed information about the portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


        TO ORDER A FREE COPY OF A PORTFOLIO'S SAI, CONTACT YOUR FINANCIAL
                       PROFESSIONAL, OR THE PORTFOLIOS AT:

                              AXA PREMIER VIP TRUST
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                             TELEPHONE: 866-231-8585


Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require


Information about the portfolios (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
     1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC's Internet site at

                               HTTP://WWW.SEC.GOV.

  Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:
                  publicinfo@sec.gov or by writing the SEC's
                            Public Reference Section,
                           Washington, D.C. 20549-0102

                              AXA PREMIER VIP TRUST
                  AXA Premier VIP Small/Mid Cap Value Portfolio
                      AXA Premier VIP Health Care Portfolio
                       AXA Premier VIP Core Bond Portfolio

                   (Investment Company Act File No. 811-10509)













                     (Copyright) 2001 AXA Premier VIP Trust